Exhibit 99.1 - Pool Data Report

CIT Equipment Collateral 2006-VT1
Composition of Contract Pool
at June 30, 2007

Number of Contracts	Current Required Payoff Amount	Weighted Average Original Term	Weighted Average Remaining Term	Average Required Payoff Amount (Range)
64,355	$484,043,592	47.45 months	24.84 months	$7,521
				($0 to $2,891,030.36)

Type of Contract
at June 30, 2007

Type of Contract	Number of Contracts	% of Total Number of Contracts	Required Payoff Amount	% of Required Payoff Amount
True Leases	35,442	55.07%	327,322,780	67.62%
Finance Leases	28,913	44.93	156,720,813	32.38
Total	64,355	100.00%	484,043,592	100.00%

CIT Equipment Collateral 2006-VT1
Geographical Distribution
(Based on obligor billing address)
at June 30, 2007

		% of
		Total		% of
	Number	Number	Required	Required
	of	of	Payoff	Payoff
State	Contracts	Contracts	Amount	Amount
Alabama	730	1.13%	3,875,129	0.80%
Alaska	111	0.17	353,521	0.07
Arizona	1,219	1.89	13,350,559	2.76
Arkansas	349	0.54	4,971,556	1.03
California	8,152	12.67	57,591,093	11.90
Colorado	1,557	2.42	7,903,895	1.63
Connecticut	1,039	1.61	6,053,926	1.25
Delaware	182	0.28	3,210,091	0.66
District of Columbia	223	0.35	1,965,020	0.41
Florida	6,016	9.35	45,395,988	9.38
Georgia	2,023	3.14	16,087,249	3.32
Hawaii	116	0.18	343,320	0.07
Idaho	185	0.29	668,094	0.14
Illinois	1,453	2.26	12,980,083	2.68
Indiana	913	1.42	3,911,183	0.81
Iowa	328	0.51	1,582,735	0.33
Kansas	352	0.55	2,516,592	0.52
Kentucky	516	0.80	2,944,799	0.61
Louisiana	629	0.98	3,752,558	0.78
Maine	102	0.16	338,957	0.07
Maryland	1,219	1.89	7,657,495	1.58
Massachusetts	2,208	3.43	15,758,377	3.26
Michigan	2,024	3.15	14,901,381	3.08
Minnesota	1,076	1.67	7,260,664	1.50
Mississippi	311	0.48	1,077,661	0.22
Missouri	892	1.39	5,260,785	1.09
Montana	147	0.23	888,602	0.18
Nebraska	234	0.36	3,625,879	0.75
Nevada	453	0.70	2,213,091	0.46
New Hampshire	354	0.55	1,675,560	0.35
New Jersey	3,274	5.09	29,612,593	6.12
New Mexico	249	0.39	1,465,382	0.30
New York	5,262	8.18	47,568,530	9.83
North Carolina	1,841	2.86	10,065,864	2.08
North Dakota	148	0.23	1,057,457	0.22
Ohio	1,723	2.68	14,096,910	2.91
Oklahoma	470	0.73	2,642,277	0.55
Oregon	899	1.40	6,558,040	1.35
Pennsylvania	2,666	4.14	19,423,956	4.01
Rhode Island	220	0.34	4,678,668	0.97
South Carolina	659	1.02	4,421,886	0.91
South Dakota	83	0.13	329,548	0.07
Tennessee	1,364	2.12	9,195,492	1.90
Texas	5,814	9.03	47,045,128	9.72
Utah	368	0.57	2,761,307	0.57
Vermont	131	0.20	320,923	0.07
Virginia	1,580	2.46	13,018,483	2.69
Washington	1,205	1.87	8,528,541	1.76
West Virginia	230	0.36	927,545	0.19
Wisconsin	983	1.53	10,021,243	2.07
Wyoming	73	0.11	187,978	0.04
Total	64,355	100.00%	484,043,592	100.00%

CIT Equipment Collateral 2006-VT1
Payment Status
at June 30, 2007

		% of
		Total		% of
	Number	Number	Required	Required
	of	of	Payoff	Payoff
Days Delinquent	Contracts	Contracts	Amount	Amount

Current, including 1 to 30 day
delinquent contracts	61,717	95.90%	465,983,988	96.27%
31-60 days delinquent	1,205	1.87	9,547,710	1.97
61-90 days delinquent	551	0.86	4,270,777	0.88
91-120 days delinquent	376	0.58	1,557,387	0.32
Over 120 days delinquent	506	0.79	2,683,729	0.55
Total	64,355	100.00%	484,043,592	100.00%

Equipment Type
at June 30, 2007

		% of
		Total		% of
	Number	Number	Required	Required
	of	of	Payoff	Payoff
Type of Equipment	Contracts	Contracts	Amount	Amount

Computers	44,110	68.54%	217,829,972	45.00%
Telecommunciations	6,456	10.03	118,646,691	24.51
General Office Equipment/Copiers	9,157	14.23	111,648,626	23.07
Automotive	2,729	4.24	14,259,788	2.95
Software	398	0.62	11,257,748	2.33
Other (1)	1,118	1.74	7,432,081	1.54
Resources	382	0.59	2,939,630	0.61
Machine Tools	5	0.01	29,055	0.01
Total	64,355	100.00%	484,043,592	100.00%

(1) Includes $191,580.69 as the largest and $6,647.66 as the average Required Payoff Amount.

CIT Equipment Collateral 2006-VT1
Required Payoff Amount
at June 30, 2007

		% of
		Total		% of
	Number	Number	Required	Required
	of	of	Payoff	Payoff
Required Payoff Amount	Contracts	Contracts	Amount	Amount

0.00 - 5,000.00	45,554	70.79%	75,782,964	15.66%
5,000.01 - 10,000.00	9,683	15.05	68,002,698	14.05
10,000.01 - 15,000.00	3,385	5.26	41,098,931	8.49
15,000.01 - 25,000.00	2,615	4.06	49,889,841	10.31
25,000.01 - 50,000.00	1,768	2.75	61,213,051	12.65
50,000.01 - 100,000.00	790	1.23	55,285,439	11.42
100,000.01 - 150,000.00	246	0.38	29,757,834	6.15
150,000.01 - 250,000.00	177	0.28	34,121,061	7.05
250,000.01 - 500,000.00	96	0.15	32,474,963	6.71
500,000.01 - 1,000,000.00	31	0.05	21,456,607	4.43
1,000,000.01 - 2,000,000.00	8	0.01	9,810,611	2.03
2,000,000.01 - 2,891,030.36	2	0.00	5,149,593	1.06
Total	64,355	100.00%	$484,043,592	100.00%

Remaining Term
at June 30, 2007

		% of
		Total		% of
	Number	Number	Required	Required
	of	of	Payoff	Payoff
Remaining Terms of Contracts	Contracts	Contracts	Amount	Amount
(months)

0- 12	25,536	39.68%	90,550,342	18.71%
13- 24	21,140	32.85	152,886,476	31.59
25- 36	11,369	17.67	125,281,695	25.88
37- 48	6,303	9.79	112,572,213	23.26
49- 60	7	0.01	2,752,866	0.57
Total	64,355	100.00%	484,043,592	100.00%

Distribution by Originator
at June 30, 2007

		% of
		Total		% of
	Number	Number	Required	Required
	of	of	Payoff	Payoff
Distriution by Originator	Contracts	Contracts	Amount	Amount

DFS	43,298	67.28%	221,353,527	45.73%
CIT Technology	11,933	18.54	130,148,703	26.89
CIT Communications (Avaya)	6,395	9.94	118,281,574	24.44
Snap-on Credit	2,729	4.24	14,259,788	2.95
Total	64,355	100.00%	484,043,592	100.00%

CIT Equipment Collateral 2006-VT1
Types of Obligor
at June 30, 2007

		% of
		Total		% of
	Number	Number	Required	Required
	of	of	Payoff	Payoff
Type of Obligor	Contracts	Contracts	Amount	Amount

Service Organizations (1)	31,205	48.49%	246,955,695	51.02%
Manufacturing	6,409	9.96	67,288,860	13.90
Finance, Insurance, & Real Estate (Finanical Institutions)	4,983	7.74	38,809,303	8.02
Medical /Healthcare Organizations	3,050	4.74	30,226,278	6.24
Wholesale Trade	3,545	5.51	24,699,294	5.10
Retail Trade	4,640	7.21	21,085,257	4.36
Public Administration	827	1.29	13,248,578	2.74
Other (2)	3,646	5.67	9,943,144	2.05
Construction	2,600	4.04	8,930,225	1.84
Communications & Utilities	687	1.07	7,372,322	1.52
Transportation	1,195	1.86	5,666,247	1.17
Printing, Publishing & Allied Products	641	1.00	5,662,406	1.17
Resources & Agriculture	927	1.44	4,155,985	0.86
Total	64,355	100.00%	484,043,592	100.00%

(1)	Primarily: Miscellaneous Service Organizations (32.30%); Business Services (18.84%);
Engineering, Accounting and Research (17.32%); Automotive Repair, Services & Parts (6.52%) and Legal Services (5.59%).
(2)	Includes $650,974.72 as the largest required payoff amount relating to a single obligor.

     As shown in the table above, the servicer's records lists 2.05% of the total required payoff amount in the category of "Other" types o obligor. The servicer notes that the collateral securing approximately 1.96% of the required payoff amount represents small ticket computer equipment typically leased to small businesses. The remaining "Other" obligor category represents approximately 0.09% of the required payoff amount. The servicer has not analyzed this category to determine whether or not the contracts included in it could b grouped into some other more specific type of obligor category.

Obligor Concentration

	Number	% of Total	Required	Required
Obligors (including contracts securing	of	Number of	Payoff	Payoff
vendor loans )	Contracts	Contracts	Amount	Amount

Top 5 Obligors	531	0.83%	$26,994,741	5.58%

The Top 5 obligors conduct business in the Manufacturing Industries (3.19%); Medical/healthcare Industries (1.50%), And Service Industries (0.89%) .

CIT Equipment Collateral 2006-VT1
Scheduled Payments from the Contracts
at June 30, 2007

Collection	Scheduled	Collection	Scheduled
Period	Cashflows	Period	Cashflows

Positive Rent Due	6,616,479.19

July-2007	22,605,547	December-2009	6,693,232
August-2007	31,824,632	January-2010	6,434,820
September-2007	28,610,794	February-2010	6,027,206
October-2007	27,424,600	March-2010	5,547,163
November-2007	29,253,121	April-2010	5,117,492
December-2007	25,880,256	May-2010	4,733,554
January-2008	25,470,303	June-2010	4,131,945
February-2008	26,897,267	July-2010	3,657,874
March-2008	22,658,578	August-2010	3,193,458
April-2008	21,423,380	September-2010	2,735,426
May-2008	22,287,247	October-2010	2,363,683
June-2008	19,005,503	November-2010	1,914,891
July-2008	17,956,590	December-2010	1,419,257
August-2008	18,381,853	January-2011	968,459
September-2008	15,494,444	February-2011	554,830
October-2008	14,047,407	March-2011	255,763
November-2008	13,878,193	April-2011	205,677
December-2008	11,541,861	May-2011	156,831
January-2009	10,658,289	June-2011	62,555
February-2009	9,592,310	July-2011	56,468
March-2009	8,547,797	August-2011	56,469
April-2009	8,131,117	September-2011	54,513
May-2009	8,114,940	October-2011	54,513
June-2009	7,803,503	November-2011	51,450
July-2009	7,600,667	December-2011	51,450
August-2009	7,547,289	January-2012	46,198
September-2009	7,359,257	February-2012	45,547
October-2009	7,121,070	March-2012	45,520
November-2009	6,965,981	April-2012	45,520